SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Report (Date of earliest event reported)
                       January 20, 2005 (January 12, 2004)

                            HOUSTON OPERATING COMPANY
             (Exact name of registrant as specified in its charter)

          Delaware                 000-31553               76-0307819
  (State of Incorporation)        (Commission            (IRS Employer
                                  File Number)          Identification No.)

                                 67 Federal Road
                                   Building A
                                    Suite 300
                              Brookfield, CT 06804
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (203) 775-1178


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ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES
            ---------------------------------------

On January 12, 2005, in accordance with previously disclosed financing and compensation agreements between the Company and Macrocom Investors, LLC ("Macrocom"), and the Company and Michael Millon, the Managing Member of Macrocom, (collectively, the "Agreements") the Company issued common shares of its stock as follows: 1,000,000 shares to Macrocom in conversion of the principal of the outstanding convertible note of July 22, 2004 in the amount of $500,000 at the agreed price per share of $0.50; 1,000,000 shares to Macrocom following receipt from it of $500,000 in equity financing; 500,000 shares to Macrocom as additional consideration for the two loans of $500,000 each made by it to the Company; and, 250,000 shares to Michael Millon as consideration for arranging the Macrocom financing for the Company.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
            ---------------------------------------------------------

On January 19, 2005, Houston Operating Company (the "Company") announced the appointment of Madelyn M. DeMatteo as a Director of the Company as of January 19, 2005. Ms. DeMatteo has also been designated as the financial expert of the audit committee, and will serve as Chairman of the committee.

Prior to joining the Company, from 1978 through 2000, Ms. DeMatteo was employed by Southern England Telecommunications. During her employment, she held the positions of Senior Vice President , General Counsel and Corporate Secretary and Vice President, General Counsel & Corporate Secretary from 1992-2000, Associate General Counsel and Corporate Secretary from 1990-1991, General Attorney from 1983-1990, and Senior Attorney-Labor from 1978-1983.

From 1973-1978, Ms. DeMatteo was employed by AT&T as Senior Counsel-Labor.

Ms. DeMatteo received her B.A. from Connecticut College in 1970 and her J.D. from the University of Connecticut in 1973.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
            ------------------------------------------------------------

On and effective as of January 19, 2005, the Board of Directors of the Company, pursuant to Section 6.10 of the Bylaws amended Section 2.12, entitled Informal Action by Shareholders. Section 2.12 had previously allowed action by written consent of shareholders in lieu of a shareholders meeting only if all shareholders entitled to vote on a matter had signed the consent. The amendment eliminates the all shareholders requirement and allows action by written consent of shareholders in lieu of a shareholders meeting as long as the consent is signed by a majority of the shareholders entitled to vote on such action.


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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

(c)  Exhibits

Exhibit 3(ii).1 -- Amended Section 2.12 of the Bylaws of the Company, dated
                   January 6, 2005


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2005

                                      HOUSTON OPERATING COMPANY


                                      By:   /s/ Jeff Robinson
                                          ----------------------------------
                                          Name:   Jeff Robinson
                                          Title:  Chief Executive Officer


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